Prospectus Supplement

John Hancock Investment Trust (the Trust)

John Hancock Global Thematic Opportunities Fund (the fund)

Supplement dated January 23, 2025 to the current Prospectus, as may be supplemented (the Prospectus)

The Board of Trustees of the Trust (the Board) approved the closing and liquidation of the fund pursuant to a Plan of Liquidation approved by the Board. The Board determined that the continuation of the fund is not in the best interests of the fund or its shareholders as a result of factors or events adversely affecting the fund’s ability to conduct its business and operations in an economically viable manner. The fund generally will not accept orders to purchase shares of the fund beginning on or about February 24, 2025, except at the fund’s sole discretion. However, discretionary fee-based advisory programs, certain retirement accounts and/or model portfolios that include the fund as an investment option as of the close of business February 24, 2025, may continue to make the fund shares available to new and existing accounts. On or about March 28, 2025 (the Liquidation Date), the fund will distribute pro rata all of its assets to its shareholders, and all outstanding shares will be redeemed and cancelled as of the close of business on the Liquidation Date.

You should read this supplement in conjunction with the Prospectus and retain it for your future reference.

Manulife, Manulife Investment Management, Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.

Statement of Additional Information Supplement

John Hancock Investment Trust (the Trust)

John Hancock Global Thematic Opportunities Fund (the fund)

Supplement dated January 23, 2025 to the current Statement of Additional Information, as may be supplemented (the SAI)

The Board of Trustees of the Trust (the Board) approved the closing and liquidation of the fund pursuant to a Plan of Liquidation approved by the Board. The Board determined that the continuation of the fund is not in the best interests of the fund or its shareholders as a result of factors or events adversely affecting the fund’s ability to conduct its business and operations in an economically viable manner. The fund generally will not accept orders to purchase shares of the fund beginning on or about February 24, 2025, except at the fund’s sole discretion. However, discretionary fee-based advisory programs, certain retirement accounts and/or model portfolios that include the fund as an investment option as of the close of business February 24, 2025, may continue to make the fund shares available to new and existing accounts. On or about March 28, 2025 (the Liquidation Date), the fund will distribute pro rata all of its assets to its shareholders, and all outstanding shares will be redeemed and cancelled as of the close of business on the Liquidation Date.

You should read this supplement in conjunction with the SAI and retain it for your future reference.

Manulife, Manulife Investment Management, Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.